Exhibit 99.2 Investor Presentation November 2023

Disclaimers General: Drilling Tools International Corporation (“DTI”) is making this presentation available in connection with the release of its financial results for the three and nine months ended September 30, 2023. The information contained in this presentation does not purport to be all-inclusive or to contain all information that prospective investors may require. Prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission’s (“SEC”) EDGAR system at www.sec.gov and on our website at www.drillingtools.com. Forward-Looking Statements: This presentation and the oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DTI’s actual results may differ from its expectations, estimates and projections, and, consequently, you should not rely on these forward-looking statements as predictions of future events. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward- looking statements include, but are not limited to, statements regarding DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements in this presentation may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to remain the sole North American distributor of the Drill-N-Ream; (4) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (5) DTI’s ability to market its services in a competitive industry; (9) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (6) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (7) DTI’s ability to obtain additional capital; (8) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (9) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (10) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (11) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (12) the potential for volatility in the market price of DTI’s common stock; (13) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (14) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (15) DTI’s ability to maintain the listing of its common stock on Nasdaq; and (16) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by DTI with the SEC. These forward looking statements are based on DTI’s management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. DTI cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. You should also carefully consider the risks and uncertainties described in “Risk Factors” in the Appendix to this presentation, as well as the “Risk Factors” section of DTI’s proxy statement/prospectus/consent solicitation statement filed on May 12, 2023, and the information presented in DTI’s current report on Form 8-K filed June 27, 2023, the quarterly report on Form 10-Q filed August 14, 2023 and in subsequent quarterly reports on Form 10-Q filed with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. DTI undertakes no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements or to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Industry, Market Data and Partnerships: In this presentation, DTI relies on and refers to certain information and statistics regarding the markets and industries in which DTI competes. Such information and statistics are based on management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While DTI believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. DTI has not independently verified the accuracy or completeness of the information provided by the third-party sources. This presentation contains descriptions of certain key business partnerships of DTI. These descriptions are based on DTI’s management team’s discussion with such counterparties, certain non-binding written agreements and the latest available information and estimates as of the date of this presentation. Use of Projections: This presentation contains projected financial information with respect to DTI. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management’s projections, estimates, expectations or targets but are presented for illustrative purposes only. DTI’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of such information in this presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this presentation regarding select aspects of DTI’s operations were selected by DTI on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of DTI’s business, are incomplete and are not necessarily indicative of DTI’s performance or future performance or overall operations. There can be no assurance that historical trends will continue. Any investment in DTI’s common stock entails a high degree of risk. No assurance can be given that investors will receive a return on their capital, and investors could lose part or all of their investment. Non-GAAP Financial Measures: This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to: Adjusted EBITDA, Adjusted Free Cash Flow, and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing DTI’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income (loss), net cash (used in) provided by operating activities or other measures of profitability, liquidity or performance under GAAP. You should be aware that DTI’s presentation of these measures may not be comparable to similarly titled measures used by other companies. DTI believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to DTI’s results of operations. DTI believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in DTI, and in comparing DTI’s financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgment by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation or to the tables herein for a reconciliation of these measures to what DTI believes are the most directly comparable measure evaluated in accordance with GAAP. Reconciliation of historical non-GAAP measures to comparable GAAP measures are provided in the Appendix. This presentation also includes certain projections of non-GAAP financial measures. Reconciliation of these items to net income include gains or losses on sale or consolidation transactions, accelerated depreciation, impairment charges, gains or losses on retirement of debt, variations in effective tax rate and fluctuations in net working capital, which are difficult to predict and estimate and are primarily dependent on future events. 1

Disclaimers (Cont’d) Rounding: Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding. Trademarks: This presentation contains trademarks, service marks, trade names and copyrights of DTI and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but DTI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Further, third-party logos included in this presentation may represent past or present vendors or suppliers of materials and/or products to DTI for use in connection with its business or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that DTI will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future. 2

Table of Contents Business Overview 4 Financial Overview and Growth Opportunities 26 Appendix 30 Recent Milestones 35 3

Business & Market Overview 4

Significant Industry Tailwinds & Supportive Macro Backdrop A combination of elevated commodity prices, increased rig count and capital spending creates a highly constructive market backdrop (1) (2) Historical Rig Count Historical Commodity Pricing (3) (4) Historical Feet Drilled E&P Capital Spending Global United States $600 $300 $500 $250 $400 $200 $300 $150 $200 $100 $100 $50 $- $- 2020 2021 2022 2023E 1) Baker Hughes; 2) Energy Information Association; 3) Spears Directional Drilling Market Report – Q3 2023. Only includes number of feet drilled through reservoir rock, excludes vertical part of well; 5 4) Evercore ISI Global E&P Mid-Year Spending Outlook Global Capital Spending ($ Bn) United States Capital Spending ($ Bn)

DTI is a Leading Rental Provider of Mission Critical Drilling Tools

A platform developed and designed to keep up with the ever-changing requirement of our customers

65,000+
DTI manages & maintains a fleet of over 65,000 rental tools and drilling equipment

Global
DTI has a global footprint, with a presence and service capabilities in all major U.S. basins

~40 years
DTI's history began in 1984 with the founding of Directional Rentals, an equipment provider to offshore drillers

4 segments
DTI operates across diverse segments including Directional Tool Rentals, Wellbore Optimization Tools, Premium Tools and Other

20(1)
DTI operates from 20 service centers, shops, distribution and repair centers

Permian
DTI has an extensive footprint across the prolific Permian Basin including Midland & Delaware

35,840 SF
DTI operates a 35,840 square foot manufacturing & repair facility located in Louisiana

~$130 Million
2022 revenue, reflecting the Company's established scale









1) Includes four international stocking points. See page 12 for additional detail.

DRILLING TOOLS INTERNATIONAL
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The Rental Tool Business & DTI's Value Proposition

Why do E&P operators and some service providers prefer to rent rather than buy?

Given the complexity of modern drilling, completions and workover programs, most drillers and service providers prefer to focus on core competencies and rely on third-parties for the rental, repair, inspection and inventory management of downhole drilling tools

Topic	Customer Challenges	DTI's Value-Additive Solutions
Outsources Logistics, Inspection, Storage and Maintenance	Customers lack the willingness, resources and/or experience to track, transport, store, maintain and inspect tubing, drill pipe and other equipment	DTI has the resources to make renting downhole tools a reliable and economical choice for customers including a large physical infrastructure, proprietary inventory management system, as well as needed inspection, repair, and hardfacing to support the fleet of rental equipment
Eliminates Equipment Redeployment Risk	Inefficient to own comprehensive fleet of expensive equipment specifically designed for formations / regions	By serving a broad customer base, DTI can efficiently deploy specialized equipment across major U.S. oil & gas regions
Immediate Equipment Availability	Modern well designs require highly specialized equipment that is not typically carried on drilling or workover rigs	DTI owns a wide variety of equipment available for use 24/7, along with extensive machining capabilities to rapidly meet customer needs
Fill Equipment Supply Gaps	Many drillers and well service providers maintain only a small core set of tubing and drill pipe	DTI's inventory includes equipment required for extended reach laterals as well as a range of specialty or premium products that are needed to withstand the rigors of deep unconventional wells
Focus Capex On Core Operations	Industry shift towards lean capital programs	DTI's rental equipment allows operators to focus capex investment on core businesses
Simplifies Working Interest Partner Expense Allocation	The perception of excessive charges can lead to disputes among working interest partners	DTI as a service provider eliminates the need for an E&P operator to charge working interest partners a substantial fee for the purchase of equipment

DRILLING TOOLS INTERNATIONAL
7

Expansive Offering to Supply Drilling Tools Required in a Typical Job Diverse and extensive inventory of tools to address the wide-ranging needs of oil & gas customers across all regions Blow Out Preventer Represents Key DTI Rental Product Crossover Subs Hevi-Wate Drill Pipe Drill Pipe Non-Magnetic Collar TM Drill-N-Ream TM Spiral Drill Collar RotoSteer Stabilizer Bit Sub 8

A Market Leader in Downhole Tools for the Oil & Gas Industry

Leading provider of downhole drilling equipment rentals to North American onshore and offshore markets, as well as select international locations, with a highly competitive suite of differentiated products serving blue-chip E&P operators and large oilfield service companies

Core Product and Service Offering

Directional Tool Rentals ("DTR")



60% of 2022 Revenue

- Rental tools used in bottom hole assemblies ("BHA") adjacent to the drill bit
- More than 30 categories of tools, including:
  - Stabilizers
  - Drill Collars
  - Roller Reamers
  - Hole Openers
  - Downhole Filters
  - Sub Assemblies
  - Drilling Accessories

Wellbore Optimization Tools



20% of 2022 Revenue

- Sole North American distributor of the patented Drill-N-Ream™, a proprietary and patented wellbore conditioning tool
- Distributor of specialty roller reamers
- Emerging products include RotoSteer™ and SafeFloat™ Float Valve for Managed Pressure Drilling

Premium Tools ("Premium")



18% of 2022 Revenue

- Complete inventory of necessary handling tools for running workstrings
- Offers tubulars for drilling, workover and completion operations including:
  - Drill Pipe
  - Drill Collars
  - Kellys
  - Pup Joints
  - Tubing
- American Petroleum Institute ("API") blowout preventers ("BOPs") and related pressure control accessories

Other Products & Services



2% of 2022 Revenue[1]

- Downhole Inspection Solutions offers inspection services and provides technical support for tool life analysis and BHA component development
- Technical Services Group provides engineering, research and product development
- Product Sales
  - Downhole Tools
  - Completion and Production Tools
- Emerging Product Launch Team incubates new tools and businesses before they reach critical scale

DRILLING TOOLS INTERNATIONAL

Source: Company financials and management estimates.
1) Net of eliminations.

9

How Did We Get There? DTI Has a Long History of Success

DTI's history began in 1984 when it was founded as Directional Rentals to provide equipment to offshore drillers

- In 2012, Hicks Energy Partners acquired a majority interest in Directional Rentals before merging with Allegiant Tool & Machine to become DTI
- Since then, DTI has focused on strategically acquiring inventory and business units to become a leader in drilling tool rentals in North America

1984
- Founded as Directional Rentals
- Primarily rented stabilizers and sub-assemblies to offshore directional drillers in the Gulf of Mexico ("GoM")

1991
- Expanded offering to include non-magnetic drill collars and sub-assemblies

2009
- Opened Houston, TX and Casper, WY offices
- Mike Domino joined the management team

2012
- Hicks acquired majority interest in DTI
  - ~5,000 tools
  - Locations: 4
- Purchased NOV tools, significantly increasing scale and capabilities

2013
- Acquired Schlumberger's downhole tools inventory
- Wayne Prejean and David Johnson joined management team as CEO and CFO, respectively

2014
- Acquired Reamco, adding offshore tools and tool repair capabilities
- Rebranded as Drilling Tools International, Inc.
- Established Quality Assurance team and began API certification process

2016
- Substantially increased market share in North America
- Established partnership with manufacturer of patented Drill-N-Ream™ tool

2017
- Drill-N-Ream™ average monthly revenues exceed $1 million
- Launched Downhole Inspection Solutions
- Achieved leading market share in offshore GoM, growing from 1 rig in 2013 to 12 rigs in 2017

2018
- Acquired:
  - Premium Tools
  - RIK, Incorporated
  - Stinger Production Valve
  - Friction Reduction Tools
  - Cajun Plugs, a dissolvable frac plug

2019
- Achieved over 50% market share in North America in DTR segment
- Developed Customer Order Management Portal and Support System ("COMPASS") for customized rental tool management

2022
- Established exclusive partnership for RotoSteer™
- ~65,000 tools
- Sustains market leading position
- Domestic locations: 18 (including headquarters)

2023
- After a successful transaction with ROC Energy Acquisition Corp., DTI became a publicly traded company on June 21st 2023 under the ticker NASDAQ: DTI

1984 → Today

DRILLING TOOLS INTERNATIONAL

10

Our Proven Track-Record in Executing & Integrating M&A Management boasts a proven track record in strategic acquisitions highlighted by the integration of 4 businesses since 2012 Select Acquisitions Target Rental Tools Year 2013 2014 2018 2018 Acquired ⚫ Purchased their entire ⚫ Manufactures, rents and ⚫ Full-service drill pipe ⚫ Provides downhole North American fleet of refurbishes downhole rental tool division drilling tools to Bottom Hole Assembly drilling tools and related specializing in directional drilling Components in products equipment for drilling, companies, serving exchange for a 4-year workover, completions customers in several key supply agreement and well intervention basins including the ⚫ Enabled DTI to enter the Permian, Rocky offshore market by using Mountains, and Williston ⚫ Original agreement the Reamco facility and Description extended and is still in API license to accelerate effect through 2024 path to quickly capture leading market share 11

Scale Matters: Operations Across All Major Operating Basins in North America 16 service centers, shops, distribution and repair centers located strategically across North America to service all major oil & gas basins, providing solutions with minimal logistics required Major US Basins Serviced by DTI ✓ Permian – Midland✓ Eagle Ford✓ Anadarko / Woodford ✓ Permian – Delaware✓ Powder River✓ Granite Wash ✓ Marcellus / Utica✓ DJ Basin✓ Tuscaloosa Trend Nisku, Alberta ✓ Bakken / Williston✓ Haynesville ✓ Barnett✓ Gulf of Mexico Williston, ND Casper, WY Charleroi, PA Vernal, UT Bakersfield, CA Aberdeen, Scotland Oklahoma City, OK Celle, Germany Kyiv, Ukraine Midland & Odessa, TX Carlsbad, NM Sibley, LA DTI Corporate Headquarters DTI Service Centers (DTR, DNR, & DIS): 8 TM Drill-N-Ream : 2 Dubai, UAE Houston, TX Broussard & Premium Tools Division (PTD): 2 New Iberia, LA Stocking Points (DTR & DNR): 2 Inspection and Repair (DIS & DMS): 1 Emerging Products: 1 12

Strong Permian Presence in both Midland and Delaware Basins DTI has an extensive footprint within the Permian Basin, providing numerous services to clients operating in one of the most prolific oil and gas basin (1) Midland DTR Campus Space (sq. ft.) 57,246 Acres 14 Segments Served DTR Midland DNR Facility Space (sq. ft.) 12,000 Acres 3.5 Carlsbad, NM Segments Served Multiple Midland, TX New Mexico (2) Odessa DMS Facility Odessa, TX Texas Space (sq. ft.) 9,000 Acres 5 Segments Served Multiple Odessa Premium Tools Facility Space (sq. ft.) 17,417 Acres 11 Segments Served Premium Carlsbad Facility Space (sq. ft.) 4,000 Acres 2.5 Segments Served DNR 1) Includes aggregate square footage from five buildings. 2) Downhole machining solutions. 13

Modernized Manufacturing and Repair Facility 35,840 square foot facility located on a ten-acre campus in Broussard, Louisiana ⚫ Machine and repair equipment ensures product quality, increases product life and improves fleet utilization ⚫ Facility equipment includes hollow spindle lathes, CNC mills, racking systems, manual lathes and in-house drill collar spiraling equipment ⚫ Machine shop reworks drill collars and hevi-wate drill pipe, spiraling of drill collars and anti-galling zinc phosphate applications of threading connections ⚫ A full-service welding and hard facing operation to support manufactured tools and enhance rental tool life ⚫ Ability to manufacture most of our rental tools enables cost reduction and control of supply chain for rental needs Raw Materials From Mill DTI Manufacturing Facility Tools Added to Fleet Damaged Tools 14

DTI’s COMPASS Order Management System = Key Differentiator DTI’s proprietary customer order management system provides valuable information to the company for use in making data-based capital allocation and pricing decisions Unique, Proprietary Software and Support System Customized, Automated and Accurate Reporting Full Catalog of Tools and Equipment Provides Customers with Centralized Order Management System Expedites Order Process Transaction Data Can be Analyzed for Capital Expenditure & Pricing Decision Making 15

ESG + Safety Are Integral to Our Success


Environmental

DTI is committed to environmental stewardship by:

- ✓ Performing continuous evaluations and implementing control measures to ensure minimization of waste
- ✓ Striving for the highest levels of operational proficiency to reduce rework, use of chemicals and waste
- ✓ Actively promoting recycling including extensive rental tool recycling and refurbishment programs
- ✓ Pursuing opportunities to redeploy equipment in support of energy transition markets such as geothermal, carbon capture and storage, as well as other renewable projects


Social
(+Safety)

The wellbeing of employees, customers, and suppliers is rooted in DTI's operations:

- ✓ Identify and control exposures that can injure people, interrupt production, or damage property, equipment and material
- ✓ Contributes to the welfare of employees and local communities through active participation in numerous outings and charity events

DTI Historical TRIR[1]


Management focus on safety driving significant improvement
4.6
4.2
3.4
1.9
2.3
2.3
1.4
1.3
0.5
1.2
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022


Governance

DTI's leadership is focused on deriving long-term value for all stakeholders by:

- ✓ Executive accountability through the election of an independent board[2]
- ✓ Strong internal controls
- ✓ Complying with federal, state, and local regulations

DRILLING TOOLS INTERNATIONAL

1) Total Recordable Incident Rate.
2) A majority of our directors are independent for the purposes of the applicable Nasdaq and Securities and Exchange Commission rules.

16

Overview of DTI's Core Product and Service Offering

($Millions)

Product / Service Offering	2020A – 2023E Revenue Profile	Key Products / Features


Directional Tools Rental


$41.2
$47.6
$78.0
$93 - $95
2020A
2021A
2022A
2023E

- Stabilizers (standard, directional, integral blade, sleeve type, motor / MWD and RSS sleeve)
- Subs (rotary, side entry, reduced section, crossover, top drive saver)
- Steel drill collars
- Roller reamers
- Hole openers
- Pup joints
- Hardfacing
- Non magnetic drill collars


Wellbore Optimization Tools


$15.8
$17.8
$25.3
$26 - $28
2020A
2021A
2022A
2023E

- Unique and value add products deployed by a focused group of field sales and service professionals
- Patented Drill-N-Ream™ Wellbore Conditioning tool
- Specialty roller reamers
- SafeFloat™ float valve rentals for managed pressure drilling
- Emerging RotoSteer™ Technology


Premium Tools


$8.9
$6.3
$22.7
$27 - $29
2020A
2021A
2022A
2023E

- Drill pipe and Hevi-Wate drill pipe
- Drill collars
- Kellys
- Pup joints
- Tubing
- BOPs
- Accumulators
- Hoses
- Flanges
- Range of handling tools


Other Products and Services(1)


$1.8
$5.6
$3.5
$4 - $6
2020A
2021A
2022A
2023E

- Technical services group
  - Sustaining engineering – research and product development
- Product sales (downhole tool and completion and production tools)
- Emerging product launch team
- Downhole inspection solutions – non-destructive testing services
  - Magnetic particle inspection liquid penetrant inspection
  - Ultrasonic testing
  - Electro magnetic testing

DRILLING TOOLS INTERNATIONAL

Source: Company financials and management estimates.
1) Net of eliminations.

17

Overview of Directional Tool Rentals Key Equipment Stabilizers Reduces drill string vibration and torque… Drill Collars Adds weight to the BHA to increase rate of penetration (“ROP”) and reduce vibration… Subs and Other Equipment Roller Reamers / Hole Openers Variety of subs, crossovers and handling tools used Enlarges and conditions wellbore… in the drill string 18

Overview of Wellbore Optimization Tools

Specialty tools division with a focused group of field sales and service professionals providing rig site visits and customer service, enabling consistent product performance and customer satisfaction

Products Offered

Drill-N-Ream™ (“DNR”) WellBore Conditioning Tool(1)

- Patented technology allows the tool to maintain a market leading position
- Numerous benefits to the customer
- Allows operators to extend length of wellbore at a lower cost

Specialty Reamers, SafeFloat™ Float Valves

- Sealed bearing roller reamers
- Specialty pressure control drill stem valve for managed pressure drilling

Emerging Technology “RotoSteer™”

- 2022: finalized development
- 2023: Commercially launched Jan 2023
- Improves ROP, reduces torque and drag and eliminates slides
- Applicable to hundreds of locations

Substantial Improvements in Wellbore Quality


Drift diameter
Intended cutting diameter



ROTOSTEER™



DRILLING TOOLS INTERNATIONAL

1) DTI distributes the DNR pursuant to a distribution agreement with Superior Drilling Products, Inc., the owner of the relevant patent.

19

Overview of Premium Tools Key Equipment

DTI offers a wide array of premium tubulars for drilling, workover and completion operations, API blowout preventers and pressure control accessories as well as a comprehensive suite of related handling tools

Tubulars



- **Drill Pipe** – $2\,^{7}/_{8}$ to $5\,^{1}/_{2}$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections
- **Hevi-Wate Drill Pipe** – $3\,^{1}/_{2}$ to $5\,^{1}/_{2}$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections
- **Drill Collars** – $3\,^{1}/_{8}$ to $9\,^{1}/_{2}$ steel spiral and slick
- **Kellys** – hex or square from 38 to 46 inch
- **Pup Joints** – drill pipe and tubing
- **Tubing** – premium PH-6, CS-8 and API 8Rd with thread from $2\,^{3}/_{8}$ to $4\,^{1}/_{2}$

Handling Tools



- **Stabbing Guides** – for tubing and drill pipe
- **Drifts** – for all pipe sizes (Teflon, steel and aluminum)
- **Rotary Slips** – for tubing, casing, drill pipe and drill collars
- **Safety Clamps** – for pipe and collars
- **Manual Tongs** – K-25 to K-70 hand tongs and HT-200 manual rotary tongs
- **Elevators** – slip grip, bottleneck and bushing types
- **Subs** – TDS, wear, float, X-over, bit, lift and pump-ins

API BOPs and Pressure Control Accessories



- **Blowout Preventers** – 5M, 10M and 15M psi
- **Accumulators** – diesel, electric and air powered
- **Hoses** – high pressure, fire retardant and steel flex
- **Spools** – spacers, adaptors and diverters
- **Double Studded Adaptors**
- **Gate Valves** – manual, hydraulic and air actuated
- **Chokes** – manual adjustable and fixed orifice
- **Manifolds** – skid mounted custom buffers assembled to specification
- **Flanged Accessories** – tees, crosses (flanged and studded)
- **Stud Bolts** – B7M H_2S service
- **Chicksan Iron** – loops, swivel joints and pups

DRILLING TOOLS INTERNATIONAL
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Other Products and Services Products Offered Internal Support Services and Emerging Products ⚫ Independent inspection services equipment of all DTI divisions and select external customers Downhole ⚫ Critical to efficient operations Inspection Solutions ⚫ Services across North America including network of six domestic and one Canadian inspection facilities ⚫ Sustaining engineering Technical ⚫ Performance analysis Services Group⚫ Product development ⚫ Technical support to quality assurance ⚫ Made-to-order downhole drilling tools ⚫ Completion and production Product Sales Product Sales ⚫ Production desander tool operations ⚫ Williston, ND manufacturing and distribution facility 21

Blue-Chip Customer Base Across E&Ps & OFS Companies DTI has established an exceptional customer base that includes blue-chip E&P operators and many of the largest oilfield services companies ⚫ First-call supplier for leading oilfield service providers in North America ⚫ Over the last decade, DTI has actively expanded its customer base to further diversify its customer mix − In the nine months ending September 30, 2023, DTI’s two largest customers represented approximately 28% of revenue Revenue by Customer (%) Select DTI Customers Nine months ended September 30, 2023 Top Two Customers 28% >40% of revenues from customers outside the Top 10 All Other Customers 72% 22

DTI Sales Team Covers Global Markets

The Sales and Corporate Strategy teams cover customer decision makers at all organizations levels, globally

Sales Organization Covers Every Major U.S. Basin and Several Attractive International Markets

Customer "Stickiness" Enabled by Frequent Interaction Across Multiple Layers of Management

International Regions Represent Key Growth Opportunities

DTI Sales Organization Coverage


North America
International
California
Western Canada
Rockies
Texas/New Mexico
Louisiana
Northeast
Mid Continent / Central
Middle East
Latin America
Europe
Bakersfield
Calgary
Nisku
Casper
Denver
Minot
Watford City
Williston
Austin
Houston
Midland
New Mexico
Odessa
San Antonio
Northern LA
Covington
GOM Offshore
Lafayette
New Iberia
New Orleans
Ohio
Pittsburgh
West Virginia
Dallas
Ft. Worth
Oklahoma City
Tulsa
Abu Dhabi
Dubai
Oman
Colombia
Mexico
Trinidad
Aberdeen

Revenue by Region[1]


Northeast 4%
Mid Continent / Central 6%
Int'l / Other 1%
Rockies 7%
Western Canada 9%
Louisiana 11%
Texas / New Mexico 63%

1) January 1, 2023 through September 30, 2023 actuals.

DRILLING TOOLS INTERNATIONAL
23

Significant Upside Through Continued Consolidation

DTI believes that its established M&A framework and robust M&A pipeline will allow it to rapidly consolidate the oilfield service rental tool industry

- Has reviewed more than 100 potential acquisition targets, with approximately 20 targets in the current pipeline, 10 of which have been identified as addressing a near-term strategic priority

Overview of DTI's M&A Framework

Leverage Existing Customer Relationships	DTI's 325+ MSAs, many of which are with leading service companies and E&P operators, can accelerate growth
Leverage DTI's Large Facility Footprint	Geographic presence in all major U.S. markets enables quick deployment of DTI's product / service suite
Commercialize What is Otherwise Just a Good Idea	Platform and experienced team can quickly commercialize new technologies that otherwise have a poor path to market
Create Drilling Efficiencies	Strategic emphasis on products that reduce rig days per well and therefore garner high rental rates
Increase Product Sophistication	Continue expanding into higher value, more sophisticated tools (e.g., mud motors, power sections, etc.)
Benefit from Management's Expertise	DTI's business benefits from more than 300 years of cumulative management experience
Broaden International Expansion	Continue to strategically review international markets and potential distribution partners

M&A Pipeline


100+
M&A Targets Reviewed
~20
Active Targets in Pipeline
10
Near-Term Priority Targets Identified

24

Experience Matters! – The DTI Leadership Team Experienced, talented, and committed management team with history of success Wayne Prejean Mike Domino David Johnson Jim Rowell President & Chief President, Directional Tool Chief Financial VP, Premium Tools Executive Officer Rentals Division Officer Aldo Rodriguez Trent Pope Rick Young Ashley Lane VP of Sales & Corporate VP, Business Development VP, QHSE VP, International Business Development Wellbore Optimization Group Development & Corporate Support Christian Middleton David Cotten Chris Conner Veda Ragsdill Jameson Parker VP, Finance Director, General Manager, Director, VP, Corporate Development Technical Services Downhole Inspection Solutions Human Resources 25

Financial Overview and Growth Opportunities 26

Attractive Financial Profile ($Millions) Generated positive Adjusted EBITDA margins and cash flow through the pandemic, and now boasts among the top margins and cash flow profiles in the industry Revenue Commentary $150 - $158 $129.6 $77.4 Strong and $67.6 Increasing Revenue Profile 2020A 2021A 2022A 2023E Growth Rate 14% 67% 16% - 22% (1) Adjusted EBITDA $50 - $54 $41.2 Accelerating $15.7 Adj. EBITDA and $8.3 Margin Profile 2020A 2021A 2022A 2023E (2) % Margin 20% 32% 33% - 34% (3) Adjusted Free Cash Flow $17.4 Translating to $6 - $8 $4.4 Positive Adj. Free $2.0 Cash Flow Generation 2020A 2021A 2022A 2023E (4) % Margin 6% 13% 4% - 5% Source: Company financials and management estimates. 3) Adjusted Free Cash Flow is a non-GAAP measure. For a reconciliation of net income (loss) to Adjusted 1) Adjusted EBITDA is a non-GAAP measure. For a reconciliation of net income (loss) to 27 Free Cash Flow for each of the periods presented, please see the Appendix. Adjusted EBITDA for each of the periods presented, please see the Appendix. 4) Adjusted Free Cash Flow divided by revenue in the corresponding year. 2) Adjusted EBITDA divided by revenue in the corresponding year

Smart Capital Expenditures ($Millions) Increase in 2023 Growth Capital spending to support stronger adjusted free cash flow in 2024+ translating to lower YE 2023 adjusted free cash flow Components of Adjusted EBITDA Commentary Adjusted Free Cash $6 - $8 (1) Flow can be directly influenced by Growth CapEx strategy $17.4 $24.5 - $25.5 Growth CapEx is company funded and increased as a $3.7 percentage of revenue in 2023 to $4.4 support strong 2024+ adj. free cash $1.6 $19.5 - $20.5 $2.0 $20.0 flow $6.6 $9.8 Maintenance CapEx is funded by tool 2020A 2021A 2022A 2023E $(0.3) recovery revenue and is relatively Maintenance CapEx Growth CapEx Adj. Free Cash Flow % Maintenance CapEx % of steady-state as a 13% 15% 13% (2) Revenue percentage of total (2) Growth CapEx % of Revenue 2% 3% 16% revenue (3) Adj. Free Cash Flow % of EBITDA 28% 42% 12% - 15% Source: Company financials and management estimates. 1) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures 2) Maintenance and Growth percentages for FY 2023 represents the current forecasted split as of 9/30/23 28 3) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures

Strong Growth Driven by all DTI Products… ($Millions) Revenue Growth by Product CAGR ’20A – ’23E Total: 30% – 33% $150 - $158 30% - 49% $4 - $6 129.6 $27 - $29 45% - 48% $3.5 $22.7 18% - 21% $26 - $28 $25.3 77.4 67.6 $5.6 $1.8 $6.3 $8.9 $17.8 $15.8 31% - 32% $93 - $95 $78.0 $47.6 $41.2 2020A 2021A 2022A 2023E DTR Wellbore Optimization Tools Premium Other Products and Services Source: Company financials and management estimates. 29 Note: Due to rounding numbers presented herein may not sum precisely to the totals provided.

Appendix 30

Reconciliation of Adjusted EBITDA (1)(2) ($ in thousands) 2020A 2021A 2022A 2023E Net income $(18,525) $2,101 $21,080 $11,576 - $18,976 Interest expense, net 2,954 1,229 477 500 – 1,300 Income tax expense/(benefit), net (5,034) (209) 3,697 6,500 – 7,000 Depreciation and amortization 23,814 21,718 19,709 19,900 – 21,000 Intangible impairment 3,869 - - - Monitoring fee 718 291 449 500 – 1,000 Reclassification from operating to other expense 39 - - - Other expense/(income) 77 233 (4,218) 0 - 500 Unrealized loss - trade securities 247 (157) - - Loss/(gain) on non-op assets (23) (25) (32) - PPP loan forgiveness - (8,575) - - Real estate sales proceeds - (899) - - (2) Stock option expense 158 32 - 1,661 (2) Transaction Expense - (899) - 5,963 Adjusted EBITDA $8,294 $15,739 $41,163 $50,000 – $54,000 Source: Company financials and management estimates. DTI is a December year-end company. Note: Due to rounding numbers presented herein may not sum precisely to the totals provided. 1) Net Income Adjustments for FY 2023 represent the current forecasted estimates as of 9/30/23 31 2) Stock Option Expense and Transaction Expense have not been given ranges as the expenses are actuals per the Form 10-Q filing on 11/14/23.

Reconciliation of Adjusted Free Cash Flow

($ in thousands)	2020A	2021A	2022A	2023E [1]
Net income	**$(18,525)**	**$2,101**	**$21,080**	**$11,576 - $18,976**
Interest expense, net	2,954	1,229	477	500 – 1,300
Income tax expense/(benefit), net	(5,034)	(209)	3,697	6,500 – 7,000
Depreciation and amortization	23,814	21,718	19,709	19,900 – 21,000
Intangible impairment	3,869	-	-	-
Monitoring fee	718	291	449	500 – 1,000
Reclassification from operating to other expense	39	-	-	-
Other expense/(income)	77	233	(4,218)	0 - 500
Unrealized loss - trade securities	247	(157)	-	-
Loss/(gain) on non-op assets	(23)	(25)	(32)	-
PPP loan forgiveness	-	(8,575)	-	-
Real estate sales proceeds	-	(899)	-	-
Stock option expense[2]	158	32	-	1,661
Transaction Expense[2]	-	(899)	-	5,963
Gross Capital Expenditures	(6,301)	(11,837)	(23,753)	(44,000) – (46,000)
Adjusted Free Cash Flow	**$1,993**	**$4,352**	**$17,410**	**$6,000 – $8,000**

Source: Company financials and management estimates. DTI is a December year-end company.
Note: Due to rounding numbers presented herein may not sum precisely to the totals provided.
1) Net Income Adjustments for FY 2023 represent the current forecasted estimates as of 9/30/23
2) Stock Option Expense and Transaction Expense have not been given ranges as the expenses are actuals per the Form 10-Q filing on 11/14/23.

DRILLING TOOLS INTERNATIONAL
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Risk Factors Risk Factors Summary Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. If any of the following risks actually occurs, our business, financial condition, results of operations and future prospects could be materially and adversely affected. In that event, the trading price of our common stock following the business combination could decline, and you could lose part or all of your investment. Potential investors are encouraged to review the “Risk Factors” section of our proxy statement/prospectus/consent solicitation statement filed with the SEC on May 12, 2023. Risks Relating to Our Business and Industry • We are dependent upon the level of activity in the oil and gas industry, which is volatile and has caused, and may in the future cause, fluctuations in our operating results. Volatility and declines in oil and gas prices may adversely affect our financial condition and results of operation. • We operate in a highly competitive industry, and the introduction of new products and technologies by our competitors, as well as the expiration of the intellectual property rights protecting our products and technologies, could lead to lower revenue and earnings. • We are dependent on a relatively small number of customers in a single industry. The loss of an important customer could adversely affect our results of operations and financial condition. • A portion of our revenue is derived from our non-United States operations and sales, which exposes us to additional risks inherent in doing business in other countries. • If we fail to continue to improve and enhance the functionality, performance, reliability and design of our products in a manner that responds to our customers’ evolving needs, our business may be adversely affected. • Quality inconsistency, defects and product failures could harm our reputation and adversely affect our business, financial condition, results of operations and prospects. • We may be unable to manage our growth effectively. • A financial downturn could negatively affect our business, results of operations, financial condition and liquidity. • Inflation may increase the cost of operations beyond what we can recover through price increases. • Events outside of our control, including an epidemic or outbreak of an infectious disease, such as COVID-19, may materially adversely affect our business. • Cyberattacks or other failures in telecommunications or IT systems could result in client or proprietary information theft, data corruption and significant disruption of our business operations. Our services may be perceived as not being secure, clients may curtail or stop using our services and we may incur significant legal and financial exposure and liabilities. • If we fail to attract and retain qualified management and skilled technical personnel, our business may be adversely affected. • We may incur indebtedness following the business combination that could adversely affect our business. • The terms and covenants in our existing indebtedness restrict our ability to engage in some business and financial transactions, which could adversely affect our business. • Our customers and the third parties with whom we contract are participants in the oil and gas, manufacturing, engineering and various other industries and are therefore subject to a number of risks specific to their industries, which directly or indirectly subjects our business to many of the same risks to which their respective operations are subject. • If the security measures of the third parties with whom we contract are breached and unauthorized access is obtained to client or proprietary data or our IT systems, we may incur significant legal and financial exposure and liabilities. Risks Relating to Legal and Regulatory Matters • We could be adversely affected if we fail to comply with any of the numerous existing or future federal, state, local and foreign laws, regulations and policies that govern environmental protection, manufacturing and other matters applicable to our businesses. • The legal and regulatory landscape concerning oil & gas is complex and constantly changing. The adoption of any future federal, state, local or foreign laws or regulations imposing reporting obligations on, banning or in any other way limiting hydraulic fracturing, land or offshore drilling, or any other aspect of oil and gas exploration could make it more difficult for our clients to complete natural gas and oil wells, which could have a material adverse effect on our business, results of operations and financial condition. • We may be unable to protect our proprietary rights in our products, technologies and processes. • Legislative or regulatory initiatives, conservation measures or technological advances could reduce demand for oil and gas and, in turn, reduce demand for our products. • Climate change laws and regulations restricting emissions of greenhouse gasses could result in increased operating costs and reduced demand for our products. • Our business exposes us to potential environmental, product or personal injury liability. • We may not have adequate insurance for potential environmental, product or personal injury liabilities. 33

Risk Factors (Cont’d) Risks Relating to Ownership of Our Common Stock • We may not meet the expectations of the market or achieve the performance indicated in this Presentation. • The price of our securities may be volatile and may trade significantly below the price you pay for them. • Our financial projections may not prove to be reflective of actual future results. • There may be circumstances in which the interests of our significant stockholders could conflict with the interests of our other stockholders. • We may issue additional shares of our common stock or other equity securities, and such issuances could reduce the price of our common stock and dilute your ownership interest. • Nasdaq may delist our common stock from trading, and such delisting could limit investors’ ability to execute transactions in our common stock and subject us to additional trading restrictions. 34

Recent Milestones 35

36

2023 Financial Outlook Reiterating outlook for growth and profitability in 2023 ✓ Rig counts have stabilized across the US and Canada ✓ We still expect to achieve attractive margins and growth in 2023 ✓ Revenue and Adjusted EBITDA forecasted to grow between 16% - 22% and 21% - 31% vs. 2022, respectively ✓ The reiterated guidance is attributable to product-level Adjusted EBITDA margins remaining strong ✓ Increase in 2023 Growth Capital spending to support stronger Adjusted Free Cash flow in 2024 and beyond, translating to lower YE 2023 Adjusted Free Cash Flow Key Guidance Summary (1) Metric Previous Guidance Current Guidance Revenue ($ million) $150 - $158 $150 - $158 Adjusted EBITDA ($ million) $50 - $54 $50 - $54 Adjusted EBITDA Margin 33% - 34% 33% - 34% (2) Adjusted Free Cash Flow ($ million) $6 - $8 $6 - $8 ✓ Increase in 2023 Growth Capital spending to support stronger Adj. Free Cash Flow in 2024 and beyond, translating to lower YE 2023 Adj. Free Cash Flow 1) Reflects financial outlook communicated on August 14, 2023. 37 2) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures